UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): February 6, 2025

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12822	58-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 Summit Boulevard, 15th Floor
Atlanta, Georgia 30319
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BZH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On February 6, 2025, the Company held its 2025 Annual Meeting of Stockholders. A total of 26,765,665 shares were represented in person or by valid proxy at the annual meeting and the Company’s stockholders took the following actions:
1.    Election of Directors. Stockholders elected Lloyd E. Johnson, John J. Kelley III, Allan P. Merrill, Peter M. Orser, Norma A. Provencio, June Sauvaget, Danny R. Shepherd, Alyssa P. Steele and C. Christian Winkle to serve as directors until the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified. The vote totals for each of these individuals were:

Director	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Lloyd E. Johnson	23,057,565	148,470	74,446	3,485,184
John J. Kelley III	23,198,032	27,967	54,482	3,485,184
Allan P. Merrill	22,834,526	391,323	54,632	3,485,184
Peter M. Orser	22,560,309	665,407	54,765	3,485,184
Norma A. Provencio	22,255,081	970,977	54,423	3,485,184
June Sauvaget	23,155,901	50,478	74,102	3,485,184
Danny R. Shepherd	22,410,434	796,500	73,547	3,485,184
Alyssa P. Steele	23,137,898	69,515	73,068	3,485,184
C. Christian Winkle	23,154,039	53,087	73,355	3,485,184

2.    Ratification of Independent Accountants. Stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025. The vote totals were: 26,350,350 shares for, 410,679 shares against and 4,636 share abstentions.

3.    Vote on Compensation of Named Executive Officers. Stockholders approved the compensation paid to the Company’s named executive officers for the fiscal year ending September 30, 2024. The vote totals were: 22,276,402 shares for, 969,559 shares against, 34,520 share abstentions and 3,485,184 broker non-votes.

Item 7.01	Regulation FD Disclosure.
On February 6, 2025, the Company issued a press release announcing that it is accelerating the pace of its share repurchases, and provided an update regarding its net debt to net capitalization ratio expectations.

The information set forth in this Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

99.1	Press release dated February 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, Inc.

Date:	February 6, 2025	By:	/s/ Michael A. Dunn
Michael A. Dunn Senior Vice President and General Counsel